MERRILL LYNCH
CORPORATE
HIGH YIELD
FUND, INC.





FUND LOGO




Semi-Annual Report

September 30, 1998





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch
Corporate High Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

Printed on post-consumer recycled paper




MERRILL LYNCH CORPORATE HIGHYIELD FUND, INC.



TO OUR SHAREHOLDERS

We are pleased to provide you with this first semi-annual report for Merrill Lynch Corporate High Yield Fund, Inc. The Fund's investment objective is to seek to provide current income by investing in a diversified portfolio of lower-rated corporate fixed-income securities such as corporate bonds and notes, convertible securities and preferred stocks. As a secondary objective, the Fund will seek capital appreciation. In this and future reports to shareholders, we will provide information on the Fund's performance, discuss our investment strategies, list current portfolio investments and highlight some of the Fund's holdings.

The High-Yield Market
A global revaluation of asset values occurred during the three months ended September 30, 1998, and the high-yield market did not escape the downdraft. Specifically, the unmanaged CS First Boston High Yield Index registered a total return of -6.15% for the September quarter. August was a particularly brutal month. As a result, the Index had a total return of -6.79%, the worst performance since the recession month of September 1990, when the Index had a total return of -7.63%. A flight to quality by investors has driven government bond yields to low levels not seen in more than a generation. This movement in Treasury yields, combined with the August/September high-yield selloff, resulted in a dramatic widening of spreads in the high-yield market. Yield spreads widened from 395 basis points (3.95%) at June 30, 1998 to 691 basis points as of September 30, 1998.

This flight to quality was also evident within the high-yield market as BB-rated securities had a total return of -1.05% as compared to a total return of -6.13% for B-rated securities. The pressure was severe in the zero coupon sector, where total returns were -10.69% as compared to -5.24% for cash pay bonds. Every single sector in the Index reported negative returns for the quarter, with the worst performers being paper, metals and energy. The emerging markets sector, which accounts for 5.9% of the Index, went into a free fall, having a return of -21.47% for the September quarter (-16.6% for August). The unmanaged JP Morgan Emerging Markets Bond Index (a broader measure) had a total return of -11.57% for the same period (- 19.25% in August).

The upheaval in the high-yield market, which was stunning in its swiftness and magnitude, appears to have been triggered by the meltdown in Russia and the sharp selloff in the domestic equity markets. The disclosure in September of huge losses at a prominent hedge fund continued the turmoil and heightened investors' aversion to risky asset classes. Mutual funds flows turned negative in August as investors pulled approximately $1.5 billion out of high-yield funds. This was the largest funds outflow since March 1994, when nearly $1.8 billion exited the market. September was also a disappointing month, as approximately $608 million left the high-yield sector. The combination of these factors resulted in poor liquidity, particularly during the latter part of August, as dealers were reluctant to hold inventory. The new-issue market has dried up almost completely, as only $2.4 billion of new debt came to market in September.

One consequence of the lack of liquidity and negative investor sentiment is that any piece of disappointing news--such as a company's quarterly earnings coming in below expectations or a downgrade in credit quality rating by one of the rating agencies-- can result in prices for that issuer's bonds declining rapidly. Downward moves of five points or more have not been uncommon, particularly for lower-rated credits.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


Portfolio Strategy
During the Fund's initial investment phase, we attempted to select a variety of issues that balance high current yield with total return potential. We focused on companies with stable credit profiles, dominant market positions, improving operating performance and relatively unleveraged balance sheets. Examples of such issues held by the Fund included Hollinger International, Inc., HMH Properties Inc. and Fresenius Medical Capital Trust I.

To seek to enhance total return, but with value we believed will be realized over a longer time horizon, we purchased bonds of selected issuers in emerging markets, such as CSN Iron S.A., Telefonica de Argentina S.A. and Grupo Televisa, S.A. de C.V. These issues have been the most volatile element in the portfolio as these bonds react to the unsettled conditions in the emerging markets. However, we have attempted to invest in companies in strong financial and market positions that we believe have good staying power over the long term.

In June and July, we found value in the new-issue market as a heavy underwriting calendar pushed up yields and widened spreads. We purchased Aurora Foods Inc. (which is comprised of the food brands Mrs. Butterworth, Duncan Hines and Van de Kamp's), Ball Corp. (the largest can manufacturer in North America), Cumulus Media Inc. (a radio broadcasting company), Tesoro Petroleum Corp., Ocean Energy Inc. and Orange PLC (a leading UK-based wireless firm). During August and September, which were marked by a severe lack of liquidity in the high-yield market, we invested in what we believed to be unfairly punished or overlooked bonds. Examples included bonds of Corning Consumer Products Co., KinderCare Learning Centers, Inc., Kitty Hawk, Inc. and ALARIS Medical Systems Inc. (a manufacturer of intravenous infusion therapy products).

As of September 30, 1998, non-US domiciled bonds totaled 17.9% of the portfolio's net assets, with emerging market issues accounting for 7.3% of net assets. At September 30, 1998, the average portfolio maturity of the Fund was 8 years, and the average rating was B+.

Investment Outlook
There has been some deterioration in the overall environment as it relates to credit quality during the September quarter. The US economy is clearly decelerating, and a recession in 1999 is possible. Certain industries, such as steel and paper, have experienced product price erosion as the result of imported product competition. While this is a negative, we believe that our holdings in these areas are strong enough to absorb the pricing pressures for a prolonged period. Our holdings in emerging markets are in strong financial positions, and therefore we believe default risk on these securities is low.

Given historically wide spread levels, the high-yield market appears to be discounting both a dramatic slowdown in the US economy and an increase in default statistics. At current levels, we believe the market offers an exceptional value.

In Conclusion
We appreciate your investment in Merrill Lynch Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent T. Lathbury III)
Vincent T. Lathbury III
Senior Vice President and Portfolio Manager



November 12, 1998




Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



PORTFOLIO INFORMATION

                                                                                                          Percent of
Ten Largest Corporate Holdings                                                                            Net Assets
Call-Net Enterprises Inc.   The company is the largest alternative provider of long distance telephone         2.4%
                            services in Canada, marketing under the brand name Sprint Canada. Sprint
                            Communications Company L.P., the third-largest long distance services carrier in the United States, owns approximately 25% of the company's shares.

Fresenius Medical           Fresenius Medical Capital Trust is the world's largest integrated provider of       1.9
Capital Trust I             dialysis products and services. Its 910 dialysis centers treat 68,000 patients worldwide, including approximately 23% of the US dialysis patients.
                            The company also is the world's second-largest manufacturer and distributor of dialysis equipment and related supplies, selling products in more than
                            110 companies.

Corning Consumer            Corning Consumer Products is a leading manufacturer and marketer of bakeware,       1.9
Products Co.                dinnerware and rangetop cookware, with one of the broadest and best recognized collections of brands in the household products industry, including CorningWare,
                            Pyrex and Corelle.

Time-Warner                 Time-Warner Telecom, a privately held company, is a leading facilities-             1.8
Telecom LLC                 based competitive local exchange carrier offering business telephony services, primarily to medium and large businesses and other carriers.

HMH Properties Inc.         HMH, a wholly-owned subsidiary of Host Marriott Corporation, owns or holds          1.8
                            controlling interests in 69 full-service hotels, comprising the majority of
                            Host Marriott's lodging properties. The properties are generally operated under the Marriott and Ritz-Carlton brand names. Host Marriott manages most of the properties for fees based on revenues or operating profit.

Comcast Cellular            Comcast Cellular, a subsidiary of Comcast Corporation, is one of the largest        1.6
Communications, Inc.        independent operators of cellular telephone systems in the country covering the Philadelphia area, Delaware and parts of New Jersey. Last year, the company completed its digital upgrade. Currently, about 25% of Comcast's minutes are carried on the digital side.

PSINet Inc.                 PSINet is an internet service provider. The company's customer base includes        1.6
                            Fortune 1000 companies, small and medium-size companies and other internet service providers.

Intermedia                  Intermedia Communications offers voice and data, local and long distance,           1.6
Communications Inc.         and advanced network access services to business and government customers.

Ocean Energy Inc.           Ocean Energy is one of the largest independent oil and gas exploration and          1.6
                            production companies in the United States. The company has estimated proved reserves of 270 million barrels of oil equivalent and the company has a diverse portfolio of both domestic and international properties.

KinderCare Learning         KinderCare Learning Centers is the largest provider of for-profit preschool         1.5
Centers, Inc.               educational and child care services in the United States, operating approximately 1,147 centers with licensed capacity for 143,000 children.
                            The company provides center-based preschool educational and child care services five days a week throughout the year to children between the ages of six weeks and 12 years.




Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



PORTFOLIO INFORMATION (concluded)


As of September 30, 1998

Quality Profile*                               Percent of
S&P Rating/Moody's Rating                Long-Term Investments

BBB/Baa                                            3.0%
BB/Ba                                             29.7
B/B                                               63.8
NR (Not Rated)                                     3.5

[FN]
*In cases when bonds are rated differently by Standard & Poor's
 Corporation and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.



                                               Percent of
Five Largest Industries                        Net Assets

Health Services                                    9.0%
Energy                                             7.8
Telephone--Competitive Local Exchange Carriers     6.7
Media & Communications--International              5.1
Computer Services--Electronics                     4.8



Geographic Profile                             Percent of
Top Five Foreign Countries*                    Net Assets

Canada                                             4.3%
United Kingdom                                     3.6
Argentina                                          3.0
Mexico                                             1.8
Brazil                                             1.5

[FN]
*All holdings are denominated in US dollars.




Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Aggregate Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Aggregate Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Inception (5/01/98)
through 9/30/98                            -6.09%         -9.84%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Inception (5/01/98)
through 9/30/98                            -6.38%        -10.01%

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (5/01/98)
through 9/30/98                            -6.40%         -7.31%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Inception (5/01/98)
through 9/30/98                            -6.18%         -9.94%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



PERFORMANCE DATA (concluded)

Recent Performance Results
                                                                                         Standardized
                                                          3 Month      Since Inception   30-day Yield
                                                        Total Return     Total Return   As of 9/30/98
ML Corporate High Yield Fund, Inc. Class A Shares*          -6.13%          - 6.09%          9.44%
ML Corporate High Yield Fund, Inc. Class B Shares*          -6.31           - 6.38           9.33
ML Corporate High Yield Fund, Inc. Class C Shares*          -6.32           - 6.40           9.29
ML Corporate High Yield Fund, Inc. Class D Shares*          -6.19           - 6.18           9.50
Merrill Lynch High Yield Master Index**                     -3.58           - 2.49
CS First Boston High Yield Index**                          -6.15           - 5.67
Ten-Year US Treasury Securities***                          +9.20           +11.81


  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund commenced operations on 5/01/98.
 **Unmanaged. These market-weighted Indexes mirror the high-yield debt market of securities rated BBB or lower. Since inception total return for Merrill Lynch High Yield Master Index is from 5/01/98 to 9/30/98. Since inception total return for CS First Boston High Yield Index is from 4/30/98 to 9/30/98.
***Since inception total return is from 4/30/98 to 9/30/98.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS
                S&P    Moody's    Face                                                                           Value
Industries     Rating   Rating   Amount                       Bonds                             Cost           (Note 1a)

Bonds
Aerospace--1.1%  B+     B1    $ 5,000,000   Kitty Hawk, Inc., 9.95% due 11/15/2004         $    4,893,750    $    5,075,000

Airlines--1.5%   B+     B1      6,200,000   USAir Inc., 9.625% due 2/01/2001                    6,479,000         6,432,500

Automotive--1.7% B      B2      5,000,000   Collins & Aikman Corp., 11.50% due 4/15/2006        5,081,250         5,275,000
                 B+     B2      2,500,000   Venture Holdings Trust, 9.50% due 7/01/2005         2,560,938         2,437,500
                                                                                           --------------    --------------
                                                                                                7,642,188         7,712,500

Broadcasting--   CCC+   B3      3,000,000   Cumulus Media Inc., 10.375% due 7/01/2008           3,000,000         3,045,000
Radio &                                     LIN Television Corp. (b):
Television--     B-     B3      5,000,000     8.375% due 3/01/2008                              4,861,250         4,850,000
3.3%             B-     B3      4,000,000     9.945% due 3/01/2008 (a)                          2,609,667         2,630,000
                 B-     B3      4,000,000   Salem Communications Corp., 9.50% due
                                            10/01/2007                                          3,920,000         4,040,000
                                                                                           --------------    --------------
                                                                                               14,390,917        14,565,000

Building         B+     B1      5,000,000   Nortek Inc., 8.875% due 8/01/2008 (b)               4,982,050         4,850,000
Materials--1.1%

Cable--          BB-    Ba3     4,500,000   Century Communications Corporation, 9.75%
Domestic--1.1%                              due 2/15/2002                                       4,725,000         4,826,250

Cable--          B-     B3      5,000,000   NTL Inc., 10% due 2/15/2007                         4,862,500         5,075,000
International--  B      B3      7,500,000   Supercanal Holdings S.A., 11.50% due
4.7%                                        5/15/2005 (b)                                       6,500,000         4,537,500
                 B+     B1      7,000,000   TeleWest Communications PLC, 10.793% due
                                            10/01/2007 (a)                                      5,722,442         5,810,000
                 B      B3     11,000,000   United International Holdings, Inc., 12.37%
                                            due 2/15/2008 (a)                                   6,220,254         5,445,000
                                                                                           --------------    --------------
                                                                                               23,305,196        20,867,500

Child Care--     B-     B3      7,000,000   KinderCare Learning Centers, Inc., 9.50%
1.7%                                        due 2/15/2009                                       6,932,500         6,755,000
                 B-     B3      1,000,000   La Petite Academy/LPA Holdings, Series B,
                                            10% due 5/15/2008                                   1,000,000           975,000
                                                                                           --------------    --------------
                                                                                                7,932,500         7,730,000

Computer         B      Ba3     5,000,000   Advanced Micro Devices, Inc., 11% due
Services--                                  8/01/2003                                           5,225,000         5,075,000

Electronics--    B      B2      6,000,000   Hadco Corp., 9.50% due 6/15/2008 (b)                5,893,000         5,310,000
4.8%             B-     B3      7,000,000   PSINet Inc., Series B, 10% due 2/15/2005            7,070,000         7,052,500
                 B-     B2      6,000,000   Zilog Inc., Series B, 9.50% due 3/01/2005           4,732,500         3,810,000
                                                                                           --------------    --------------
                                                                                               22,920,500        21,247,500

Conglomerates--  B-     B3      5,000,000   Eagle-Picher Industries, 9.375% due 3/01/2008       4,600,000         4,600,000
1.9%             BB-    NR*     5,000,000   Voto-Votorantim S.A., 8.50% due 6/27/2005 (b)       4,638,750         3,837,500
                                                                                           --------------    --------------
                                                                                                9,238,750         8,437,500

Consumer         B      B3     10,000,000   Corning Consumer Products Co., 9.625% due
Products--1.9%                              5/01/2008 (b)                                       9,428,219         8,200,000

Consumer         B-     NR*     3,500,000   AP Holdings Inc., 11.174% due 3/15/2008 (a)         2,164,962         1,715,000
Services--0.4%



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                            Value
Industries     Rating   Rating   Amount                       Bonds                              Cost           (Note 1a)

Bonds (continued)
Energy--7.8%     B+     B1   $  4,720,000   Chesapeake Energy Corporation, 9.625% due
                                            5/01/2005                                      $    4,784,350    $    4,177,200
                 BBB-   Ba3     5,000,000   Compania Naviera Perez Companc
                                            S.A.C.F.I.M.F.A., 9% due 1/30/2004 (b)              5,085,938         4,575,000
                 BB-    B1      7,000,000   Ocean Energy Inc., 8.375% due 7/01/2008 (b)         6,915,490         6,807,500
                 B-     B3      5,000,000   Ocean Rig Norway AS, 10.25% due 6/01/2008 (b)       4,985,000         3,725,000
                 B+     B1      5,000,000   Parker Drilling Co., 9.75% due 11/15/2006           5,125,000         4,650,000
                 B-     B3      2,500,000   Southwest Royalties Inc., 10.50% due 10/15/2004     2,025,000         1,337,500
                 BB-    B1      5,000,000   Tesoro Petroleum Corp., Series B, 9% due
                                            7/01/2008                                           4,971,450         4,850,000
                 B+     Caa2    4,000,000   TransAmerican Energy Corp., Series B, 13.867%
                                            due 6/15/2002 (a)(b)                                3,556,768         1,980,000
                 B-     B2      3,000,000   United Refining Co., 10.75% due 6/15/2007           2,865,000         2,415,000
                                                                                           --------------    --------------
                                                                                               40,313,996        34,517,200

Entertainment--  B+     B1      3,000,000   Intrawest Corp., 9.75% due 8/15/2008                2,953,230         3,000,000
2.1%             B      B2      6,000,000   Regal Cinemas, Inc., 9.50% due 6/01/2008 (b)        5,989,860         6,030,000
                                                                                           --------------    --------------
                                                                                                8,943,090         9,030,000

Financial        B      B2      5,000,000   Amresco, Inc., Series 98-A, 9.875% due
Services--1.7%                              3/15/2005                                           5,090,000         4,050,000
                 BBB-   Baa1    4,000,000   SB Treasury Company LLC, 9.40% due
                                            12/29/2049 (b)                                      4,005,000         3,365,968
                                                                                           --------------    --------------
                                                                                                9,095,000         7,415,968

Food &           B+     B1      5,250,000   Aurora Foods Inc., Series B, 8.75% due
Beverage--1.2%                              7/01/2008                                           5,254,375         5,433,750

Gaming--0.8%     CCC+   B3      2,000,000   Planet Hollywood International, 12% due
                                            4/01/2005                                           1,970,000         1,130,000
                 BB-    B2      3,000,000   Trump Atlantic City Associates/Funding Inc.,
                                            11.25% due 5/01/2006                                2,970,960         2,490,000
                                                                                           --------------    --------------
                                                                                                4,940,960         3,620,000

Health           B-     Caa1   10,500,000   ALARIS Medical Systems Inc., 14.993% due
Services--9.0%                              8/01/2008 (a)(b)                                    4,530,921         4,672,500
                 B+     Ba3     5,000,000   Beverly Enterprises, Inc., 9% due 2/15/2006         5,237,500         5,025,000
                 B-     B2      6,000,000   Extendicare Health Services, 9.35% due
                                            12/15/2007                                          5,972,500         5,640,000
                 B+     Ba3     9,000,000   Fresenius Medical Capital Trust I, 7.875% due
                                            2/01/2008                                           8,580,000         8,325,000
                 B-     B3      5,500,000   Magellan Health Services Inc., 9% due
                                            2/15/2008 (b)                                       5,465,625         4,702,500
                 B      B2      6,000,000   Phar-Merica Inc., 8.375% due 4/01/2008              5,747,500         5,490,000
                 BB-    Ba3     5,500,000   Tenet Healthcare Corp., 8.125% due
                                            12/01/2008 (b)                                      5,484,975         5,596,250
                                                                                           --------------    --------------
                                                                                               41,019,021        39,451,250

Hotels--3.1%     BB     Ba2     8,000,000   HMH Properties Inc., 7.875% due 8/01/2008           7,930,330         7,920,000
                 BB-    B2      7,000,000   Signature Resorts, Inc., 9.25% due 5/15/2006        6,968,750         5,635,000
                                                                                           --------------    --------------
                                                                                               14,899,080        13,555,000



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                            Value
Industries     Rating   Rating   Amount                       Bonds                              Cost           (Note 1a)

Bonds (continued)
Industrial       B      B3    $ 5,000,000   Anthony Crane Rentals, 10.375% due
Services--2.8%                              8/01/2008 (b)                                  $    5,011,250    $    4,725,000
                 B      B3      4,000,000   Neff Corporation, 10.25% due 6/01/2008              4,000,000         3,940,000
                                            Thermadyne Holdings Corp.:
                 CCC+   B3      3,000,000     9.875% due 6/01/2008                              2,976,420         2,760,000
                 CCC+   Caa1    2,000,000     12.50% due 6/01/2008 (a)                          1,135,710           950,000
                                                                                           --------------    --------------
                                                                                               13,123,380        12,375,000

Media &                                     Call-Net Enterprises Inc.:
Communi-         BB-    B1      3,000,000     8% due 8/15/2008                                  2,986,260         2,850,000
cations--        BB-    B1     13,000,000     8.94% due 8/15/2008 (a)                           8,489,120         7,605,000
International--  BB     Ba2     5,000,000   Grupo Televisa, S.A. de C.V., 11.875% due
5.1%                                        5/15/2006                                           4,610,000         4,562,500
                 B+     B2      5,000,000   Impsat Corp., 12.375% due 6/15/2008 (b)             5,000,000         3,675,000
                 BBB-   Ba3     4,000,000   Telefonica de Argentina S.A., 11.875% due
                                            11/01/2004                                          4,400,000         3,940,000
                                                                                           --------------    --------------
                                                                                               25,485,380        22,632,500

Metals &         B-     B3      4,000,000   Great Lakes Carbon Corp., 10.25% due
Mining--4.1%                                5/15/2008 (b)                                       4,000,000         3,840,000
                 CCC+   B2      5,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due
                                            2/01/2003                                           4,902,500         4,875,000
                 B      B2      3,000,000   Metals USA Inc., 8.625% due 2/15/2008               2,921,250         2,655,000
                 B      B3      5,000,000   Ormet Corporation, 11% due 8/15/2008 (b)            5,000,000         4,650,000
                 B      B2      2,000,000   P & L Coal Holdings Corp., 9.625% due
                                            5/15/2008 (b)                                       1,971,250         2,010,000
                                                                                           --------------    --------------
                                                                                               18,795,000        18,030,000

Packaging--1.4%  BB-    B1      6,000,000   Ball Corp., 8.25% due 8/01/2008 (b)                 6,000,000         6,195,000

Paper & Forest   CCC+   Caa1    2,000,000   APP International Finance Co., 11.75% due
Products--0.7%                              10/01/2005                                          1,870,000         1,184,529
                 CCC+   Caa1    4,000,000   Pindo Deli Finance Mauritius, 10.75% due
                                            10/01/2007 (b)                                      3,112,500         1,700,000
                                                                                           --------------    --------------
                                                                                                4,982,500         2,884,529

Product          B-     B3      7,000,000   US Office Products Co., 9.75% due
Distribution--                              6/15/2008 (b)                                       6,742,960         6,055,000
2.5%             B      B2      5,000,000   Wesco Distribution Inc., Series B, 9.125%
                                            due 6/01/2008                                       4,925,000         4,762,500
                                                                                           --------------    --------------
                                                                                               11,667,960        10,817,500

Publishing &                                Hollinger International, Inc.:
Printing--2.2%   BB-    B1      1,500,000     9.25% due 2/01/2006                               1,500,000         1,548,750
                 BB-    B1      3,000,000     9.25% due 3/15/2007                               3,142,500         3,090,000
                 BB-    Ba3     5,000,000   Primedia Inc., 7.625% due 4/01/2008                 4,725,000         4,875,000
                                                                                           --------------    --------------
                                                                                                9,367,500         9,513,750

Real Estate--    BB-    Ba3     3,000,000   Forest City Enterprises Inc., 8.50% due
0.7%                                        3/15/2008                                           3,015,938         2,955,000

Steel--1.7%      NR*    B2      5,000,000   CSN Iron S.A., 9.125% due 6/01/2007 (b)             4,507,750         2,887,500
                 B      B2      5,000,000   Weirton Steel Inc., 11.375% due 7/01/2004           5,412,500         4,550,000
                                                                                           --------------    --------------
                                                                                                9,920,250         7,437,500



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (continued)
                S&P    Moody's    Face                                                                            Value
Industries     Rating   Rating   Amount                       Bonds                              Cost           (Note 1a)

Bonds (concluded)
Telephone--      B      B2    $ 7,000,000   Intermedia Communications Inc., Series B,
Competitive                                 8.60% due 6/01/2008                            $    6,900,000    $    6,982,500
Local

Exchange         B      B3      6,000,000   Level 3 Communications Inc., 9.125% due
Carriers--6.7%                              5/01/2008                                           5,805,000         5,670,000
                 B      B3      8,000,000   Metronet Communications, 9.95% due
                                            6/15/2008 (a)                                       5,064,723         4,440,000
                 B-     B3      5,000,000   RSL Communications PLC, 9.125% due
                                            3/01/2008                                           4,673,750         4,300,000
                 B      B3      8,000,000   Time-Warner Telecom LLC, 9.75% due 7/15/2008        7,975,000         8,080,000
                                                                                           --------------    --------------
                                                                                               30,418,473        29,472,500

Textiles--2.4%   B      B3      6,000,000   Galey & Lord Inc., 9.125% due 3/01/2008             5,926,250         5,280,000
                 BB     Ba3     5,000,000   Westpoint Stevens Inc., 7.875% due 6/15/2008        4,940,000         5,112,500
                                                                                           --------------    --------------
                                                                                               10,866,250        10,392,500

Transportation   BB     Ba3     3,000,000   GS Superhighway Holdings, 10.25% due
--2.3%                                      8/15/2007                                           2,460,000         1,117,500
                 BB-    B1      2,000,000   Hvide Marine Inc., 8.375% due 2/15/2008             1,960,000         1,610,000
                 BB     Ba2     4,000,000   Stena AB, 10.50% due 12/15/2005                     4,365,000         4,110,000
                                            TFM, S.A. de C.V.:
                 B+     B2      2,000,000     10.25% due 6/15/2007                              2,045,000         1,665,000
                 B+     B2      3,000,000     11.903% due 6/15/2009 (a)                         1,943,602         1,477,500
                                                                                           --------------    --------------
                                                                                               12,773,602         9,980,000

Waste            B+     B2      4,000,000   LES, Inc., 9.25% due 6/01/2008 (b)                  4,000,000         4,040,000
Management--
0.9%

Wireless         BB+    Ba3     7,000,000   Comcast Cellular Communications, Inc., 9.50%
Communications--                            due 5/01/2007                                       7,223,750         7,210,000
Domestic Paging
& Cellular--1.6%

Wireless         CCC+   Caa1    7,000,000   Nextel International Inc., 11.656% due
Communications                              4/15/2008 (a)                                       4,259,374         2,975,000
--International  B+     Ba3     5,000,000   Orange PLC, 8% due 8/01/2008                        4,961,900         4,875,000
--1.8%                                                                                     --------------    --------------
                                                                                                9,221,274         7,850,000

                                            Total Investments in Bonds--87.8%                 419,429,811       386,467,697


                                  Shares
                                   Held

Preferred Stocks

Broadcasting--                      3,000   Cumulus Media Inc. (c)                              3,000,000         2,985,000
Radio & Television--0.7%

Product Distribution--0.8%         51,406   Nebco Evans Holding Co. (c)                         5,206,856         3,354,241

Wireless Communications--           2,571   Rural Cellular Corp. (c)                            2,572,242         2,333,182
Domestic Paging & Cellular--0.5%

                                            Total Investments in Preferred Stocks--2.0%        10,779,098         8,672,423



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


SCHEDULE OF INVESTMENTS (concluded)
                                  Face                                                                            Value
Industries                       Amount                       Issue                              Cost           (Note 1a)

Short-Term Securities
Commercial                  $   4,674,000   General Motors Acceptance Corp., 5.88%
Paper**--5.6%                               due 10/01/1998                                 $    4,674,000    $    4,674,000
                               10,000,000   International Securitization Corporation,
                                            5.55% due 10/13/1998                                9,981,500         9,981,500
                               10,000,000   Monsanto Company, 5.45% due 11/12/1998              9,936,417         9,936,417
                                                                                           --------------    --------------
                                                                                               24,591,917        24,591,917


US Government                  20,000,000   Federal Home Loan Mortgage Corp.,
Agency                                      5.42% due 10/02/1998                               19,996,989        19,996,989
Obligations**--
4.5%
                                            Total Investments in
                                            Short-Term Securities--10.1%                       44,588,906        44,588,906


Total Investments--99.9%                                                                   $  474,797,815       439,729,026
                                                                                           ==============
Other Assets Less Liabilities--0.1%                                                                                 543,201
                                                                                                             --------------
Net Assets--100.0%                                                                                           $  440,272,227
                                                                                                             ==============


  *Not Rated.
 **Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.
(a)Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Portfolio.
(b)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.


See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



FINANCIAL INFORMATION

Statement of Assets and Liabilities as of September 30, 1998
Assets:             Investments, at value (identified cost--$474,797,815) (Note 1a)                       $  439,729,026
                    Cash                                                                                             904
                    Receivables:
                      Interest                                                           $    9,855,405
                      Capital shares sold                                                     6,610,312
                      Securities sold                                                         1,408,264
                      Dividends                                                                 209,981       18,083,962
                                                                                         --------------
                    Deferred organization expenses (Note 1e)                                                      61,000
                    Prepaid expenses and other assets (Note 1e)                                                  112,741
                                                                                                          --------------
                    Total assets                                                                             457,987,633
                                                                                                          --------------

Liabilities:        Payables:
                      Securities purchased                                                   15,234,281
                      Dividends to shareholders (Note 1f)                                     1,312,641
                      Capital shares redeemed                                                   796,314
                      Distributor (Note 2)                                                      227,401
                      Investment adviser (Note 2)                                                83,769       17,654,406
                                                                                         --------------
                    Accrued expenses                                                                              61,000
                                                                                                          --------------
                    Total liabilities                                                                         17,715,406
                                                                                                          --------------

Net Assets:         Net assets                                                                            $  440,272,227
                                                                                                          ==============

Capital             Class A Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                     $      110,046
                    Class B Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                          3,385,845
                    Class C Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            795,141
                    Class D Shares of Common Stock, $0.10 par value, 100,000,000
                    shares authorized                                                                            573,082
                    Paid-in capital in excess of par                                                         471,790,578
                    Accumulated realized capital losses on investments--net                                   (1,313,676)
                    Unrealized depreciation on investments--net                                              (35,068,789)
                                                                                                          --------------
                    Net assets                                                                            $  440,272,227
                                                                                                          ==============

Net Asset           Class A--Based on net assets of $9,959,207 and 1,100,459
Value:                       shares outstanding                                                           $         9.05
                                                                                                          ==============
                    Class B--Based on net assets of $306,469,462 and 33,858,447
                             shares outstanding                                                           $         9.05
                                                                                                          ==============
                    Class C--Based on net assets of $71,970,099 and 7,951,415
                             shares outstanding                                                           $         9.05
                                                                                                          ==============
                    Class D--Based on net assets of $51,873,459 and 5,730,823
                             shares outstanding                                                           $         9.05
                                                                                                          ==============

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Operations for the Period May 1, 1998++ to September 30, 1998
Investment          Interest and discount earned                                                          $   10,857,519
Income              Dividends                                                                                    398,063
(Note 1d):          Other                                                                                          5,280
                                                                                                          --------------
                    Total income                                                                              11,260,862
                                                                                                          --------------

Expenses:           Investment advisory fees (Note 2)                                    $      737,522
                    Account maintenance and distribution fees--Class B (Note 2)                 628,214
                    Account maintenance and distribution fees--Class C (Note 2)                 178,002
                    Registration fees (Note 1e)                                                  55,030
                    Transfer agent fees--Class B (Note 2)                                        44,041
                    Account maintenance fees--Class D (Note 2)                                   36,767
                    Accounting services (Note 2)                                                 12,743
                    Transfer agent fees--Class C (Note 2)                                        11,796
                    Custodian fees                                                                9,374
                    Directors' fees and expenses                                                  8,269
                    Professional expenses                                                         8,075
                    Printing and shareholder reports                                              6,039
                    Transfer agent fees--Class D (Note 2)                                         5,917
                    Amortization of organization expenses (Note 1e)                               3,617
                    Pricing services                                                              1,732
                    Transfer agent fees--Class A (Note 2)                                           866
                    Other                                                                         3,108
                                                                                         --------------
                    Total expenses                                                            1,751,112
                    Reimbursement of expenses (Note 2)                                         (524,888)
                                                                                         --------------
                    Total expenses after reimbursement                                                         1,226,224
                                                                                                          --------------
                    Investment income--net                                                                    10,034,638
                                                                                                          --------------

Realized &          Realized loss on investments--net                                                         (1,313,676)
Unrealized Loss on  Unrealized depreciation on investments--net                                              (35,068,789)
Investments--                                                                                             --------------
Net (Notes 1b,      Net Decrease in Net Assets Resulting from Operations                                  $  (26,347,827)
1d & 3):                                                                                                  ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



FINANCIAL INFORMATION (continued)

Statement of Changes in Net Assets
                                                                                                         For the Period
                                                                                                        May 1, 1998++ to
                                                                                                          September 30,
Increase (Decrease) in Net Assets:                                                                             1998
Operations:         Investment income--net                                                                $   10,034,638
                    Realized loss on investments--net                                                         (1,313,676)
                    Unrealized depreciation on investments--net                                              (35,068,789)
                                                                                                          --------------
                    Net decrease in net assets resulting from operations                                     (26,347,827)
                                                                                                          --------------

Dividends to        Investment income--net:
Shareholders          Class A                                                                                   (195,180)
(Note 1f):            Class B                                                                                 (6,786,512)
                      Class C                                                                                 (1,786,039)
                      Class D                                                                                 (1,266,907)
                                                                                                          --------------
                    Net decrease in net assets resulting from dividends to shareholders                      (10,034,638)
                                                                                                          --------------

Capital Share       Net increase in net assets derived from capital share transactions                       476,554,692
Transactions                                                                                              --------------
(Note 4):

Net Assets:         Total increase in net assets                                                             440,172,227
                    Beginning of period                                                                          100,000
                                                                                                          --------------
                    End of period                                                                         $  440,272,227
                                                                                                          ==============

                  ++Commencement of operations.

                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.                                    For the Period
                                                                               May 1, 1998++ to September 30, 1998
Increase (Decrease) in Net Asset Value:                                    Class A     Class B     Class C      Class D
Per Share           Net asset value, beginning of period                  $   10.00   $   10.00   $   10.00    $   10.00
Operating                                                                 ---------   ---------   ---------    ---------
Performance:        Investment income--net                                      .36         .33         .32          .35
                    Realized and unrealized loss on investments--net           (.95)       (.95)       (.95)        (.95)
                                                                          ---------   ---------   ---------    ---------
                    Total from investment operations                           (.59)       (.62)       (.63)        (.60)
                                                                          ---------   ---------   ---------    ---------
                    Less dividends from investment income--net                 (.36)       (.33)       (.32)        (.35)
                                                                          ---------   ---------   ---------    ---------
                    Net asset value, end of period                        $    9.05   $    9.05   $    9.05    $    9.05
                                                                          =========   =========   =========    =========

Total Investment    Based on net asset value per share                       (6.09%)+++  (6.38%)+++  (6.40%)+++   (6.18%)+++
Return:**                                                                 =========   =========   =========    =========

Ratios to Average   Expenses, net of reimbursement                             .32%*      1.06%*      1.11%*        .55%*
Net Assets:                                                               =========   =========   =========    =========
                    Expenses                                                   .72%*      1.49%*      1.54%*        .98%*
                                                                          =========   =========   =========    =========
                    Investment income--net                                    8.87%*      8.10%*      8.03%*       8.61%*
                                                                          =========   =========   =========    =========

Supplemental        Net assets, end of period (in thousands)              $   9,959   $ 306,469   $  71,970    $  51,874
Data:                                                                     =========   =========   =========    =========
                    Portfolio turnover                                       16.68%      16.68%      16.68%       16.68%
                                                                          =========   =========   =========    =========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads. ++Commencement of operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.


Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. Prior to commencement of operations on May 1, 1998, the Fund had no operations other than those relating to organizational matters and the issue of 10,000 capital shares of the Fund to Fund Asset Management, L.P. ("FAM") for $100,000. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices. Securities traded in the over-the-counter market are valued at the mean of the most recent bid and ask prices as obtained from one or more dealers that make markets in the securities. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market, and it is expected that for debt securities this ordinarily will be the over-the-counter market. Short-term securities are valued at amortized cost, which approximates market value.

Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing price at the close of such exchanges. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund which may use a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998




When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of ML & Co., which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor. ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.60%, on an annual basis, of the average daily value of the Fund's net assets. For the period May 1, 1998 to September 30, 1998, FAM earned fees of $737,522, of which $501,272 was voluntarily waived. FAM also reimbursed the Fund additional expenses of $23,616.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                         Account       Distribution
                                     Maintenance Fee       Fee

Class B                                   0.25%            0.50%
Class C                                   0.25%            0.55%
Class D                                   0.25%             --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the period May 1, 1998 to September 30, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                       MLFD          MLPF&S

Class A                               $ 1,075       $  9,705
Class D                               $30,495       $358,897


For the period May 1, 1998 to September 30, 1998, MLPF&S received contingent deferred sales charges of $94,007 and $16,267 relating to transactions in Class B and Class C Shares of the Fund, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998


NOTES TO FINANCIAL STATEMENTS (concluded)

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period May 1, 1998 to September 30, 1998 were $471,056,455 and $40,700,012, respectively.

Net realized losses for the period May 1, 1998 to September 30, 1998 and net unrealized loss as of September 30, 1998 were as follows:


                                    Realized         Unrealized
                                     Losses            Losses

Long-term investments             $(1,313,676)     $ (35,068,789)
                                  -----------      -------------
Total                             $(1,313,676)     $ (35,068,789)
                                  ===========      =============


As of September 30, 1998, net unrealized depreciation for Federal income tax purposes aggregated $35,068,789, of which $2,313,279 related to appreciated securities and $37,382,068 related to depre-ciated securities. The aggregate cost of investments at September 30, 1998 for Federal income tax purposes was $474,797,815.


4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions was $476,554,692 for the period May 1, 1998 to September 30, 1998.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Period May 1, 1998++ to                             Dollar
September 30, 1998                Shares            Amount

Shares sold                       1,377,968   $   13,249,719
Shares issued to shareholders
in reinvestment of dividends         11,055          104,893
                              -------------   --------------
Total issued                      1,389,023       13,354,612
Shares redeemed                    (291,064)      (2,749,855)
                              -------------   --------------
Net increase                      1,097,959   $   10,604,757
                              =============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class B Shares for the
Period May 1, 1998++ to                             Dollar
September 30, 1998                Shares            Amount

Shares sold                      36,511,176   $  356,347,625
Shares issued to shareholders
in reinvestment of dividends        287,362        2,732,619
                              -------------   --------------
Total issued                     36,798,538      359,080,244
Automatic conversion of
shares                              (12,516)        (122,364)
Shares redeemed                  (2,930,075)     (27,602,873)
                              -------------   --------------
Net increase                     33,855,947   $  331,355,007
                              =============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.



Class C Shares for the
Period May 1, 1998++ to                             Dollar
September 30, 1998                Shares            Amount

Shares sold                       8,870,676   $   87,027,747
Shares issued to shareholders
in reinvestment of dividends         92,191          879,129
                              -------------   --------------
Total issued                      8,962,867       87,906,876
Shares redeemed                  (1,013,952)      (9,585,059)
                              -------------   --------------
Net increase                      7,948,915   $   78,321,817
                              =============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.


Class D Shares for the
Period May 1, 1998++ to                             Dollar
September 30, 1998                Shares            Amount

Shares sold                       6,463,590   $   63,296,222
Automatic conversion of
shares                               12,516          122,364
Shares issued to shareholders
in reinvestment of dividends         54,778          519,406
                              -------------   --------------
Total issued                      6,530,884       63,937,992
Shares redeemed                    (802,561)      (7,664,881)
                              -------------   --------------
Net increase                      5,728,323   $   56,273,111
                              =============   ==============

[FN]
++Prior to May 1, 1998 (commencement of operations), the Fund issued
  2,500 shares to MLAM for $25,000.



Merrill Lynch Corporate High Yield Fund, Inc.
September 30, 1998



OFFICERS AND DIRECTORS

Arthur Zeikel, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Richard R. West, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Aldona Schwartz, Vice President
Gerald M. Richard, Treasurer
Philip M. Mandel, Secretary

Custodian
State Street Bank and Trust Company
One Heritage Drive, P2N
North Quincy, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863